UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          October 28, 2010
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 28, 2010, Integrys Energy Group issued a press release providing revised guidance for 2010 and information on an impairment charge recorded at Integrys Energy Services, Inc in the third quarter of 2010.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits. The following exhibits are being filed herewith:

		99.1	Press release dated October 28, 2010, providing revised guidance for 2010 and information on an impairment charge recorded at Integrys Energy Services, Inc. in the third quarter of 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: October 28, 2010

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated October 28, 2010

Exhibit Number

99.1	Press release dated October 28, 2010, providing revised guidance for 2010 and information on an impairment charge recorded at Integrys Energy Services, Inc. in the third quarter of 2010